Exhibit 99.2

Greater Bay Bancorp slide presentation
for March 6, 2001 Sandler O’Neill & Partners L.P. conference

Greater Bay Bancorp

Sandler O'Neill & Partners, L.P.
West Coast Financial Services Conference
March 5-6. 2001

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to current expectations of Greater Bay Bancorp (the "Company") regarding future operating results, growth in loans, deposits and assets, continued success of its Super Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses and in the timing related to achieving operating efficiencies; (3) government regulation; (4) the risks relating to the Company's warrant positions; and (5) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2000.


This is where you read the fine print!


Our lawyers make us say this!

Discussion Agenda

- Franchise Overview
- Highlights
- Business Accomplishments
- Markets
- Business Strategy
- Acquisition Strategy
- Financial Performance
- Opportunities for Growth

Greater Bay Bancorp
Franchise Overview

Super Community Banking Around the San Francisco Bay



Greater Bay Bancorp Regions
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
San Francisco
Millbrae
San Mateo
Redwood City
Palo Alto
Lafayette
Walnut Creek
Danville
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
Milpitas**
Santa Clara
Santa Clara**
Sunnyvale**
San Jose
San Jose**
Cupertino
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
SAN FRANCISCO BAY
PACIFIC OCEAN
NORTH

Super Community Banking Around the San Francisco Bay

$5.1 Billion in Assets

- The largest independent community banking company headquartered in Northern California
- The fourth largest commercial bank headquartered in Northern California
- The fifth largest commercial bank headquartered in California

Greater Bay Bancorp
Highlights

2000 Highlights

- Total assets reached $5.1 billion at 12/31/00, an increase of 37% from 12/31/99.
- Loan growth - 46%
- Deposit growth - 28%
- 2000 core earnings increased 53% over 1999.
- Q4’00 EPS was $.47, a 42% increase from Q4’99
- 2000 EPS was $1.62, a 41% increase from 1999

2000 Highlights

- Received A+ fundamental rating by Investors Business Daily and ranked #1 out of 100 financial services stocks
- Placed on S & P Mid-Cap 400 Index
- Ranked #1 on U.S. Banker 200 Largest Community Banks
- Placed on Nasdaq Financial 100 Index
- Named to Fortune Magazine's Top 100 Fastest Growing Companies – the only bank
- Ranked #7 of 75 banks on Salomon Smith Barney mid-cap index – ranked #1 in California

2000 Highlights

- Stock price performance
  - Total return > 77% - ranked #5 in KBW large cap bank scan
  - Price to First Call 2001 Consensus EPS Estimate = 20.00x
  - Price to 12/31/00 book value = 5.24x
  - Year-end market cap was $1.625 billion.
  - Market cap increased 209% - ranked #2 in ABA top 100

2000 Highlights
M & A Activity

- Mt. Diablo National Bank completed in January
- Coast Commercial Bank completed in May
- Bank of Santa Clara completed in July
- Bank of Petaluma completed in October
- The Matsco Companies completed in November

2000 Highlights
New Analyst Coverage

- Lehman Brothers
- Dain Rauscher Wessels
- Jefferies & Company, Inc.
- Sutro & Company
- Wedbush Morgan Securities

Greater Bay Bancorp
Business Accomplishments

Business Accomplishments

- Completed strategy to "Ring the Bay"
  - Since 1996, completed mergers with Peninsula Bank of Commerce, Golden Gate Bank, Bay Area Bank, Bay Bank of Commerce, Mt. Diablo National Bank, Coast Commercial Bank, Bank of Santa Clara, Bank of Petaluma and The Matsco Companies

Greater Bay Bancorp
Markets

Greater Bay Bancorp's Expanding Markets

- Merger of Mid-Peninsula Bancorp and Cupertino National Bancorp - $622 million in assets
- Nine completed acquisitions have added $2.3 billion in assets since November 1996.
- Internal asset growth of more than $2.2 billion through:
  - Core bank growth
  - New business line initiatives

Greater Bay Bancorp's Expanding Markets

- Assets at December 31, 2000 of $5.1 billion
- Internal growth

	Assets	Revenue	Deposits
➥1997	31%	23%	23%
➥1998	29%	20%	27%
➥1999	35%	27%	32%
➥2000	37%	37%	28%

Greater Bay Bancorp Markets
November 1996



MARIN COUNTY
RICHMOND
OAKLAND
NORTH
Mid-Peninsula Bank
Mid-Peninsula Bank
Cupertino National Bank
Cupertino National Bank
PACIFIC OCEAN
Greater Bay Bancorp Markets

Contiguous Expansion of Greater Bay Bancorp Markets



Greater Bay Bancorp Regions
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
Lafayette
Walnut Creek
Danville
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
San Francisco
Millbrae
San Mateo
Redwood City
Palo Alto
SAN FRANCISCO BAY
PACIFIC OCEAN
Milpitas**
Santa Clara
Santa Clara**
San Jose
San Jose**
Sunnyvale**
Cupertino
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
NORTH

Greater Bay Bancorp Markets

- **South Bay Region – 12 Offices**
  - Cupertino National Bank, Bank of Santa Clara, Venture Banking Group, Greater Bay Bank-Santa Clara/San Jose, Greater Bay Bank-SBA Lending
- **San Francisco/Peninsula Region – 7 Offices**
  - Mid-Peninsula Bank, Bay Area Bank, Peninsula Bank of Commerce, Golden Gate Bank

Greater Bay Bancorp Markets

- **East Bay Region – 8 Offices**
  - Bay Bank of Commerce, Mt. Diablo National Bank, Greater Bay Bank-Contra Costa Region, Greater Bay Bank-Fremont Region
- **Coastal Region – 6 Offices**
  - Coast Commercial Bank
- **North Bay Region – 4 Offices**
  - Bank of Petaluma

Greater Bay Bancorp
Business Strategy

Super Community Banking

Prescription for Success

Super Community Banking

Strong Community
- Local client decision making
- Relationship building
- Commitment to client service
- Strong community involvement
- Local president and board
- Accessibility of decision makers

Client - Transparent Cost Savings
- Minimal turnover of management & key staff
- Consolidated back office
- Up-to-date technology
- Coordinated efforts across units using team approach
- Efficient use of departments and offices

Broad Line of Services
- Up-to-date and responsive to clients' current needs
- Well-trained, knowledgeable staff
- Cash management
- Investment in new technologies
- Greater Bay Trust and investment services
- International banking

Specialty Finance Services
- Pacific Business Funding - factoring
- Corporate finance
- International banking - trade finance
- SBA lending
- Venture Banking Group - technology
- Matsco - leasing

Competitive Environment Creates Opportunity for Super Community Banking Strategy

- SF Bay Area is filled with fast-growing small, mid-sized and mid-market businesses
- Under served by mega-banks (were 5 - now 2)
- Our target clients are too big and growing too quickly for the small community banks
- Greater Bay Bancorp fills the void

Our Target Clients

- Small and mid-sized businesses
- Mid-market businesses with credit requirements of $2 - $10 million
- Professional services firms
- Private banking and wealth management
- Custom banking for individuals
- Relationship driven real estate investors and operators

Venture Banking Group

- Fast growing source of low cost deposits
  - $482 million at 12/31/00, up 49% from $323 million at 12/31/99
  - Additional $200 million in client funds managed off-balance sheet by third parties

Venture Banking Group
(continued)

- Strong non-interest income
  - $14.5 million in pre-tax warrant gains in 1999
  - $13.0 million in pre-tax warrant gains in 2000
  - 154 current warrant positions, up from 108 companies in 1999
- $95.5 million technology portfolio
  - Average loan balance of $600 thousand

Venture Banking Group



175
150
125
100
75
50
25
0
# of Warrant Positions
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Annual Gross Warrant Income ($ in millions)
5
11
$0.1
31
$1.7
66
$1.4
108
$14.5
154
$13.0
1995
1996
1997
1998
1999
2000
Positions
Income

Greater Bay Bancorp Acquisition Strategy

Acquisition Strategy

- Well-managed, high performing banks
  - High growth areas
  - Assets of $300+ million
- Disciplined acquisition strategy
  - Based on conservative assumptions
  - No earnings enhancements considered
  - Average 2% accretion in first full year of operation

Acquisition Strategy
(continued)

- Superior integration track record
  - Greater Bay Bancorp has completed nine acquisitions in the past four years.
- Consistent with Super Community Banking strategy
- Specialty finance businesses

History of Successful Acquisitions/Conversions

($ in millions)		Assets
11/96	Formation of Greater Bay Bancorp	$622
	Cupertino National Bank & Mid-Peninsula Bank	
12/97	Peninsula Bank of Commerce	$200
5/98	Golden Gate Bank	$150
5/99	Bay Area Bank	$200
10/99	Bay Bank of Commerce	$200
1/00	Mt. Diablo National Bank	$250
5/00	Coast Commercial Bank	$400
7/00	Bank of Santa Clara	$400
10/00	Bank of Petaluma	$200
11/00	Matsco	$285
	Total	$2,907

Proven Ability to Consolidate Acquisitions


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
80%
60%
40%
20%
65.34%
60.70%
58.47%
54.45%
46.36%
$1,792
$2,236
$2,857
$3,737
$5,130
12-96
12-97
12-98
12-99
12-00
Assets
* Efficiency Ratio

* Before merger, non-recurring and extraordinary items

Greater Bay Bancorp
Financial Performance

Financial Highlights
December 31, 2000

- Q4'00 core EPS up 42%, or $0.47 versus $0.33 in Q4'99

	2000	Q4'00
Return on Equity	24.08%	26.38%
Return on Assets	1.61%	1.74%
Efficiency Ratio	46.36%	45.52%

Net Income
($ in Millions)


$80
$60
$40
$20
$0
$19.5
$26.0
$35.1
$46.2
$70.7
1996
1997
1998
1999
2000

Before merger, non-recurring and extraordinary items

Core Earnings Per Share

Diluted



$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
28.90% Compounded Annual Growth
$0.68
$0.89
$1.15
$1.62
$0.33
$0.47
1997
1998
1999
2000
Q4 '99
Q4 '00

Before merger, non-recurring and extraordinary items

Revenue & Expense Growth

($ in Millions)



$300
$250
$200
$150
$100
$50
$0
20.11% Average Annual Revenue Growth
12.08% Average Annual Expense Growth
1997
1998
1999
2000
Revenue
Expense

Before merger, non-recurring and extraordinary items

Return on Average Shareholders' Equity



30%
25%
20%
15%
10%
5%
0%
14.13%
16.24%
19.02%
21.08%
24.08%
26.38%
23.65%
1996
1997
1998
1999
2000
Q4 '99 *
Q4 '00 *

*Annualized

Before merger, non-recurring and extraordinary items

Return on Average Assets



2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.33%
1.37%
1.39%
1.61%
1.45%
1.74%
1997
1998
1999
2000
Q4 '99 *
Q4 '00 *

*Annualized
Before merger, non-recurring and extraordinary items

Efficiency Ratio


80%
60%
40%
20%
0%
63.15%
60.72%
54.45%
46.36%
50.37%
45.52%
1997
1998
1999
2000
Q4 '99 *
Q4 '00 *

*Annualized
Before merger, non-recurring and extraordinary items

Net Interest Margin



7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
6.02%
5.56%
5.39%
5.72%
5.42%
5.89%
1997
1998
1999
2000
Q4 '99
Q4 '00

Cash Dividend Per Share



29.46% Compounded Annual Growth Rate
$0.45
$0.30
$0.15
$0.00
$0.15
$0.19
$0.24
$0.35
1997
1998
1999
2000

Note: Restated to reflect 2-for-1 stock splits effective on April 30, 1998 and October 4, 2000

Total Assets

($ in Billions)



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.2
$2.9
$3.7
$5.1
12/97
12/98
12/99
12/00

Loans

($ in Billions)


$4.0
$3.0
$2.0
$1.0
$0.0
$1.4
$1.7
$2.4
$3.5
12/97
12/98
12/99
12/00

Net of LLR

Loan Portfolio Composition



100%
75%
50%
25%
0%
6%
8%
17%
32%
37%
6%
7%
19%
31%
37%
5%
6%
19%
27%
43%
12/98
12/99
'12/00
Comm'l & Indust.
Comm'l Term RE
RE Const.
Consumer
RE Other

Deposits

($ in Billions)



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.9
$2.5
$3.3
$4.2
12/97
12/98
12/99
12/00

Deposit Composition


100%
75%
50%
25%
0%
7%
13%
23%
57%
5%
16%
23%
56%
7%
19%
24%
50%
12/98
12/99
12/00
MMDA, NOW & Savings
Demand, Non-Interest Bearing
Time, $100K &Over
Other Time

Loan to Deposit Ratio



100%
75%
50%
25%
0%
71%
72%
72%
76%
86%
12/96
12/97
12/98
12/99
12/00

Capital Strength

	December 31, 2000
Leverage Ratio	8.77%
Tier I Risk Based Capital	9.40%
Total Risk Based Capital	10.70%

Non-Performing Assets to Total Assets


0.6%
0.4%
0.2%
0.0%
0.34%
0.20%
0.18%
0.25%
12/97
12/98
12/99
12/00

Provision vs. Net Charge-Offs
($ in Millions)



$40
$35
$30
$25
$20
$15
$10
$5
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$5.9
$10.5
$8.5
$16.8
$36.2
0.14%
0.20%
0.13%
0.09%
0.38%
12/96
12/97
12/98
12/99
12/00
Provision
Net Charge-Off to Average Loans

Coverage of Non-Performing Loans
($ in Millions)


$85
$70
$55
$40
$25
$10
-$5
800%
600%
400%
200%
0%
$19
$27
$33
$48
$84
159%
426%
655%
718%
494%
237%
279%
327%
233%
12/96
12/97
12/98
12/99
12/00
ALLL
Coverage
Peer Bank Coverage

Financial Results Reflect Successful Strategy

	GBBK (a)	California Banks $2 – $5 Billion (b)	Industry Averages (b)
ROE	24.08%	20.85%	12.63%
Efficiency Ratio	46.36%	48.27%	63.24%
Loan Loss Reserve to Loans	2.32%	1.50%	1.30%
EPS Growth Rate	41.00%	18.10%	8.10%
Total Asset Growth Rate	37.30%	10.57%	9.78%

(a) Before merger, non-recurring items and extraordinary items

(b) Source: Sandler O'Neill Y-Merge

Perform Among the Top Ten Percent of Peer Group

- Earnings
- Revenue Growth
- Efficiency
- Asset Quality
- Deposit Growth

Performance Goals

	2001 Goals
Consolidated Loan Growth	20% – 25%
Deposit Growth	15%
Revenue Growth	22% – 27%
ROE	>20%
ROA	>1.4%
Efficiency Ratio	<48%
EPS Growth	17% – 25%

Greater Bay Bancorp
Growth Opportunities



Growth Opportunities
- Super Community Banking Focus
- 10 Subsidiary Banks
- Relationship Banking
- Commercial Lending
- Quality RE Lending
- Private Banking
- Venture Banking Deposits
Core Business
- Increase Fee Income Business
-Cash Management
-International Banking
-Trust Services and Asset Management
-Venture Banking
-Asset Based Lending
-Leasing
-Corporate Finance
Fee Income & Specialty Finance Business
- Strategic Acquisitions
- Banks
- Specialty Finance
- A/R Financing
- Other
- Business Insurance
- Asset Management
- Internet Banking
- Personal
- Business
Strategic Initiatives

Total Return Performance


Index Value
1000
900
800
700
600
500
400
300
200
100
0
Greater Bay Bancorp
NASDAQ - Total US *
SNL $1B-$5B Bank Index
SNL $5B-$10B Bank Index
'12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00

9

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2001. Used with permission.

A Bright Future
Full of Opportunities



- Super Community Banking
  - Relationship management
  - Internal growth opportunity
  - Acquisition opportunities
- Northern California market
- The best people in the business
- Building superior shareholder value over the long-term